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                           MFS(R) INSTITUTIONAL TRUST

                 MFS(R) Institutional Emerging Markets Debt Fund

                      Supplement to the Current Prospectus



         The description of portfolio managers under the "Management of the Funds - Investment Adviser" section is hereby restated as follows:

Emerging  Markets  Fund - Matthew  W.  Ryan,  a Vice  President  of MFS,  is the
                          portfolio manager of the Fund. Mr. Ryan has been employed as a portfolio manager of the Fund since July 24, 1998 and as an analyst by the Adviser since April 1997. From July 1993 to March 1997, Mr. Ryan
                          worked as an  economist with   the  U.S.   Executive
                          Director's   Office   of  the International  Monetary
                          Fund.  Mr. Ryan is also a Chartered Financial Analyst.









                The date of this Supplement is February 25, 1999.